UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Deer Park Drive, Suite K

Monmouth Junction, New Jersey 08852

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (732) 329-8885

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2013, CytoSorbents Corporation (the “Company”) conducted a conference call during which members of its senior management team discussed financial results for the third quarter and nine months ended September 30, 2013, a business update, and certain other information.  A copy of the transcript of the conference call and a powerpoint presentation is furnished herewith as Exhibits 99.1 and 99.2, respectively.

On November 6, 2013, CytoSorbents Corporation (the "Company") issued a press release announcing its financial results for the period ended September 30, 2013. A copy of the release is furnished herewith as Exhibit 99.3

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of the Conference Call on November 6, 2013, 4:15pm EST (filed herewith).
99.2	Powerpoint presentation (filed herewith).
99.3	Press Release, dated November 6, 2013, relating to CytoSorbents Corporation's financial results for the period ended September 30, 2013 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOSORBENTS CORPORATION

Date: November 13, 2013	By:	/s/ Dr. Phillip P. Chan
Dr. Phillip P. Chan President and CEO